Exhibit (n)(1)

BMO FUNDS, INC.

AMENDED AND RESTATED MULTIPLE CLASS PLAN

(For all Funds except the Target Date Funds and Target Risk Funds)

This Multiple Class Plan (“Plan”) is adopted on November 4, 2015 by the Board of Directors of BMO Funds, Inc. (the “Corporation”), a Wisconsin corporation, with respect to the classes of shares (“Classes”) of certain of its portfolios (the “Funds”) set forth in exhibits hereto (the “Class Exhibits”).

1.         PURPOSE

This Plan is adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the “Rule”), in connection with the issuance by the Corporation of more than one class of shares of any or all of the Funds in reliance on the Rule.

2.         SEPARATE ARRANGEMENTS / CLASS DIFFERENCES

The arrangements for shareholder services, administrative services, and the distribution of securities for each Class shall be as set forth in the applicable Class Exhibit hereto.

3.         EXPENSE ALLOCATIONS

Each Class shall be allocated their allocable portion of Fund-level and Corporation-level expenses. Each Class shall be allocated those expenses attributable specifically to the Class, which are described in the applicable Class Exhibit hereto (“Class Expenses”). Class Expenses may include distribution expenses; shareholder services expenses; transfer agent fees; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders; blue sky registration fees; SEC registration fees; the expense of administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one Class; or directors’ fees incurred as a result of issues relating to one Class of shares.

4.         CONVERSION FEATURES

The conversion features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

5.         EXCHANGE FEATURES

The exchange features for shares of each Class shall be as set forth in the applicable Class Exhibit hereto.

6.         AMENDMENT

Any material amendment of this Plan or any Class Exhibit hereto by the Corporation is subject to the approval of a majority of the directors of the Corporation, and a majority of the directors of the Corporation who are not interested persons of the Corporation, pursuant to the Rule.

EXHIBIT A

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS Y SHARES

BMO Prime Money Market Fund

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Growth Fund

BMO TCH Core Plus Bond Fund

BMO TCH Corporate Income Fund

BMO Strategic Income Fund

BMO Intermediate Tax-Free Fund

BMO Short-Term Income Fund

BMO Ultra Short Tax-Free Fund

BMO Pyrford International Stock Fund

BMO Short Tax-Free Fund

BMO Institutional Prime Money Market Fund

Effective November 9, 2016

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class Y Shares of the Fund.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class Y Shares are primarily designed for sale to retail customers and others who prefer to invest in open-end investment company securities without a sales load.

SALES LOAD

None

DISTRIBUTION FEES

None

SHAREHOLDER SERVICES FEES

Maximum shareholder service fee: 0.25 of 1% of the average daily net asset value of the Class Y Shares. All or any portion of this fee may be waived by the shareholder servicing agent from time to time.

ADMINISTRATION FEES

Class Y Shares are subject to an administration fee equal to 0.15% of the average daily net asset value of the Class Y Shares.

MINIMUM INVESTMENTS

The minimum initial investment in Class Y Shares is set forth in the currently effective prospectus(es) applicable to the Funds.

VOTING RIGHTS

Each Class Y Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

Shareholder Service Fees are allocated equally among the Class Y Shares of each Fund.

ADMINISTRATION FEES

Administration Fees are allocated equally among the Class Y Shares of each Fund.

3.	CONVERSION FEATURES

Class Y Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class Y Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class Y shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange. These requirements are described from time to time in a Fund’s prospectus or statement of additional information.

EXHIBIT B

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS I SHARES

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Mid-Cap Growth Fund

BMO Small-Cap Value Fund

BMO Small-Cap Growth Fund

BMO LGM Emerging Markets Equity Fund

BMO TCH Core Plus Bond Fund

BMO TCH Corporate Income Fund

BMO Strategic Income Fund

BMO TCH Intermediate Income Fund

BMO Intermediate Tax-Free Fund

BMO Short-Term Income Fund

BMO Ultra Short Tax-Free Fund

BMO Dividend Income Fund

BMO High Yield Bond Fund

BMO Pyrford International Stock Fund

BMO Low Volatility Equity Fund

BMO Short Tax-Free Fund

BMO TCH Emerging Markets Bond Fund

BMO Global Low Volatility Equity Fund

BMO Small-Cap Core Fund

BMO Alternative Strategies Fund

BMO Disciplined International Equity Fund

BMO Global Long/Short Equity Fund

Effective November 9, 2016

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class I Shares of the Funds.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class I Shares are designed for sale to institutional investors and employees of BMO Financial Corp. and its subsidiaries (“BMO Employees”), their spouse or domestic partner, and their children.

SALES LOAD

None

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Class I Shares are subject to an administration fee equal to 0.15% of the average daily net asset value of the Class I Shares.

MINIMUM INVESTMENTS

The minimum initial investment in Class I Shares is set forth in the currently effective prospectus(es) applicable to the Funds.

VOTING RIGHTS

Each Class I Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Administration Fees are allocated equally among the Class I Shares of each Fund.

3.	CONVERSION FEATURES

If a shareholder’s investment in the Class I Shares of a Fund falls below the minimum investment for such Fund as set forth above, the Corporation may, in its discretion, convert the shareholder’s Class I Shares to Class Y Shares of the same Fund.

4.	EXCHANGE FEATURES

Class I Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class I shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange. These requirements are described from time to time in a Fund’s prospectus or statement of additional information.

EXHIBIT C

to the

Multiple Class Plan

BMO FUNDS, INC.

PREMIER CLASS SHARES

BMO Prime Money Market Fund

BMO Government Money Market Fund

BMO Tax-Free Money Market Fund

BMO Institutional Prime Money Market Fund

Effective November 9, 2016

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class I Shares of the Funds.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Premier Class Shares are designed for sale to investors who qualify for investment in such shares as set forth in the currently effective prospectus applicable to the Funds.

SALES LOAD

None

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Premier Class Shares are subject to an administration fee equal to 0.15% of the average daily net asset value of the Premier Class Shares.

C-1

MINIMUM INVESTMENTS

The minimum initial investment in Premier Class Shares is set forth in the currently effective prospectus applicable to the Funds.

VOTING RIGHTS

Each Premier Class Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Administration Fees are allocated equally among the Premier Class Shares of each Fund.

3.	CONVERSION FEATURES

If a shareholder’s investment in the Premier Class Shares of a Fund falls below the minimum investment for such Fund as set forth above, the Corporation may, in its discretion, convert the shareholder’s Premier Class Shares to Class Y Shares of the same Fund.

4.	EXCHANGE FEATURES

Premier Class Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Premier Class shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange. These requirements are described from time to time in a Fund’s prospectus or statement of additional information.

C-2

EXHIBIT D

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS A SHARES

BMO Low Volatility Equity Fund

BMO Dividend Income Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Mid-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Small-Cap Core Fund

BMO Small-Cap Value Fund

BMO Small-Cap Growth Fund

BMO Global Low Volatility Equity Fund

BMO Pyrford International Stock Fund

BMO LGM Emerging Markets Equity Fund

BMO TCH Emerging Markets Bond Fund

BMO Ultra Short Tax-Free Fund

BMO Short Tax-Free Fund

BMO Short-Term Income Fund

BMO Intermediate Tax-Free Fund

BMO Strategic Income Fund

BMO TCH Intermediate Income Fund

BMO TCH Corporate Income Fund

BMO TCH Core Plus Bond Fund

BMO High Yield Bond Fund

BMO Alternative Strategies Fund

BMO Disciplined International Equity Fund

BMO Global Long/Short Equity Fund

Effective February 8, 2017

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class A Shares of the Fund.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class A Shares are primarily designed for sale to retail customers and others who prefer to receive consultation services in connection with their investment in open-end investment company securities.

SALES LOAD

5.00% - Equity Funds and Global, International Funds (excluding the TCH Emerging Markets Bond Fund), and Alternative Strategies Fund.

3.50% - Fixed Income Funds (excluding Ultra Short Tax-Free Fund, Short Tax-Free Fund and Short-Term Income Fund) and TCH Emerging Markets Bond Fund.

2.00% - Ultra Short Tax-Free Fund, Short Tax-Free Fund, and Short-Term Income Fund.

DISTRIBUTION FEES

0.25 of 1% of the average daily net asset value of the Class A Shares of each Fund.

SHAREHOLDER SERVICES FEES

None

ADMINISTRATION FEES

Class A Shares are subject to an administration fee equal to 0.15% of the average daily net asset value of the Class A Shares.

MINIMUM INVESTMENTS

The minimum initial investment in Class A Shares is set forth in the currently effective prospectus(es) applicable to the Funds.

VOTING RIGHTS

Each Class A Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

Distribution fees are allocated equally among the Class A Shares of the Fund.

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Administration Fees are allocated equally among the Class A Shares of each Fund.

3.	CONVERSION FEATURES

Class A Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class A Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class A shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange. These requirements are described from time to time in a Fund’s prospectus or statement of additional information.

EXHIBIT E

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS R3 SHARES

BMO Mid-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Small-Cap Value Fund

BMO Pyrford International Stock Fund

BMO Disciplined International Equity Fund

BMO Global Long/Short Equity Fund

Effective November 9, 2016

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class R3 Shares of the Fund.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class R3 Shares are designed for sale to fee-based programs or through retirement plan intermediaries.

SALES LOAD

None

DISTRIBUTION FEES

0.50 of 1% of the average daily net asset value of the Class R3 Shares of each Fund.

SHAREHOLDER SERVICES FEES

None

ADMINISTRATION FEES

Class R3 Shares are subject to an administration fee equal to 0.15% of the average daily net asset value of the Class R3 Shares.

E-1

VOTING RIGHTS

Each Class R3 Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

Distribution fees are allocated equally among the Class R3 Shares of the Fund.

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

Administration Fees are allocated equally among the Class R3 Shares of each Fund.

3.	CONVERSION FEATURES

Class R3 Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class R3 Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class R3 shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange. These requirements are described from time to time in a Fund’s prospectus or statement of additional information.

E-2

EXHIBIT F

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS R6 SHARES

BMO Mid-Cap Growth Fund

BMO Mid-Cap Value Fund

BMO Small-Cap Value Fund

BMO Pyrford International Stock Fund

BMO Disciplined International Equity Fund

BMO Global Long/Short Equity Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

Effective November 9, 2016

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolios of the Corporation (“Funds”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class R6 Shares of the Fund.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class R6 Shares are designed for sale to fee-based programs or through retirement plan intermediaries.

SALES LOAD

None

DISTRIBUTION FEES

None

SHAREHOLDER SERVICES FEES

None

ADMINISTRATION FEES

None

F-1

VOTING RIGHTS

Each Class R6 Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

None

3.	CONVERSION FEATURES

Class R6 Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class R6 Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class R6 shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange, which are described from time to time in a Fund’s prospectus or statement of additional information.

F-2

EXHIBIT G

to the

Multiple Class Plan

BMO FUNDS, INC.

CLASS F3 SHARES

BMO Pyrford International Stock Fund

Effective May 8, 2017

This Exhibit to the Multiple Class Plan (the “Plan”) is hereby adopted by the above-listed portfolio of the Corporation (“Fund”) pursuant to Sections 2, 3, 4, and 5 of the Plan with regard to the Class F3 Shares of the Fund.

1.	SEPARATE ARRANGEMENTS

CHANNEL/TARGET CUSTOMERS

Class F3 Shares are designed for sale to intermediaries who do not require any payment or reimbursement from a Fund for use in a fee-based wrap program.

SALES LOAD

None

DISTRIBUTION FEES

None

SHAREHOLDER SERVICES FEES

None

ADMINISTRATION FEES

None

VOTING RIGHTS

Each Class F3 Share gives the shareholder one vote in Director elections and other matters submitted to shareholders of the entire Corporation for vote. All shares have equal voting rights, except that only shares of a particular Fund or class are entitled to vote in matters affecting that Fund or class.

G-1

2.	EXPENSE ALLOCATION

DISTRIBUTION FEES

None

SHAREHOLDER SERVICE FEES

None

ADMINISTRATION FEES

None

3.	CONVERSION FEATURES

Class R6 Shares are not convertible into shares of any other class.

4.	EXCHANGE FEATURES

Class F3 Shares of any Fund may be exchanged for Shares of other Funds of the Corporation pursuant to the conditions described in the applicable prospectus. Class F3 shares of any Fund may be exchanged for a different Class of shares offered by the same Fund, provided in each circumstance that the shareholder meets the eligibility requirements and any minimum initial or subsequent investment requirements of the Class into which the shareholder seeks to exchange, which are described from time to time in a Fund’s prospectus or statement of additional information.

G-2